Exhibit 99.2

PartnerRe Ltd.

Financial Supplement

Financial Information

as of September 30, 2009

(unaudited)

The following financial supplement is provided to assist in your understanding of PartnerRe Ltd.

This report is for information purposes only. It should be read in conjunction with documents filed with the SEC by PartnerRe Ltd., including the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

PartnerRe Ltd.

Financial Supplement - September 30, 2009

Table of Contents

Page
Regulation G
Consolidated Financial Statements
Consolidated Income Statements	1-2
Condensed Consolidated Balance Sheets	3
Condensed Consolidated Statements of Cash Flows	4-5
Consolidated Statements of Comprehensive Income	6
Segment Information
For the three months ended September 30, 2009 and 2008	7-8
For the nine months ended September 30, 2009 and 2008	9-10
Non-life segment	11-12
U.S. sub-segment	13-14
Global (Non-U.S.) P&C sub-segment	15-16
Global (Non-U.S.) Specialty sub-segment	17-18
Catastrophe sub-segment	19-20
Life segment	21-22
Corporate and Other	23-24
Distribution of Premiums
Distribution of Premiums by line of business, geography and production source	25-26
Distribution of Premiums by treaty type	27-28
Investments
Investment Portfolio	29
Distribution of Corporate Bonds and Equities	30-31
Distribution of Mortgage/Asset-Backed Securities	32
Other Invested Assets including Private Markets and Derivative Exposures	33
Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)	34-35
Loss Reserves
Analysis of Unpaid Losses and Loss Expenses	36-37
Analysis of Policy Benefits for Life and Annuity Contracts	38-39
Reserve Development	40

Reconciliation of GAAP and non-GAAP measures	41-43
Diluted Book Value per Common Share - Treasury Stock Method	44
Diluted Book Value per Common Share - Rollforward	45-46

PartnerRe Ltd.

Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has also included certain non-GAAP financial measures within the meaning of Regulation G. Management believes that these non-GAAP financial measures are important to investors, analysts, rating agencies and others who use the Company’s financial information and will help provide a consistent basis for comparison between quarters and for comparison with other companies within the industry. However, investors should consider these non-GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP.

The reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures in accordance with Regulation G is included within the relevant tables.

Operating Earnings available to Common Shareholders (Operating Earnings), Diluted Operating Earnings per Common Share and Annualized Operating Return on Beginning Common Shareholders’ Equity (Annualized Operating ROE): The Company uses Operating Earnings, Diluted Operating Earnings per Common Share and Annualized Operating ROE to measure performance, as these measures focus on the underlying fundamentals of the Company’s operations. Operating Earnings exclude the impact of net realized and unrealized gains and losses on investments, net of tax, net realized gain on purchase of capital efficient notes, net of tax, and the interest in earnings (losses) of equity investments, net of tax, where the Company does not control the investee companies’ activities, and are calculated after preferred dividends. The Company calculates Diluted Operating Earnings per Common Share using Operating Earnings for the period divided by the weighted average number of common and common share equivalents outstanding. The Company calculates Diluted Operating Earnings per Common Share using Operating Earnings for the period divided by the weighted average number of common and common share equivalents outstanding. The Company calculates Annualized Operating ROE using annualized Operating Earnings for the period divided by the common shareholders’ equity as of the beginning of the year. Operating Earnings and Diluted Operating Earnings per Common Share should not be viewed as a substitute for Net Income or Diluted Net Income per Common Share prepared in accordance with GAAP. Annualized Operating ROE supplements GAAP information.

Book Value excluding Net Unrealized Gains and Losses on Fixed Income Securities, Net of Tax (Book Value excluding NURGL) and Diluted Book Value per Common and Common Share Equivalents Outstanding excluding Net Unrealized Gains and Losses on Fixed Income Securities, Net of Tax (Diluted Book Value excluding NURGL): The Company calculates Book Value excluding NURGL using common shareholders’ equity less net unrealized gains and losses on fixed income securities, net of tax. Book Value excluding NURGL focuses on the underlying fundamentals of the Company’s financial position without the impact of interest rates and credit spreads on the unrealized gains and losses on fixed income securities, net of tax. The Company calculates Diluted Book Value excluding NURGL using Book Value excluding NURGL divided by the weighted average number of common and common share equivalents outstanding.

Total Capital: The Company calculates total capital as the sum of total shareholders’ equity, long-term debt, senior notes and capital efficient notes. The Company uses Total Capital as a measure to manage the capital structure of the Company.

PartnerRe Ltd.

Consolidated Income Statements

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	For the three months ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Revenues
Gross premiums written	$893,714	$846,149	$1,340,380	$752,169	$868,584

Net premiums written	$891,547	$844,659	$1,308,058	$752,408	$869,194
Decrease (increase) in unearned premiums	199,144	(18,530)	(441,608)	231,864	209,265

Net premiums earned	1,090,691	826,129	866,450	984,272	1,078,459
Net investment income	145,350	135,593	133,127	144,321	146,138
Net realized and unrealized investment gains (losses)	330,226	306,536	(70,120)	63,967	(324,184)
Net realized gain on purchase of capital efficient notes	-	-	88,427	-	-
Other income (loss)	8,385	3,361	4,582	7,946	(3,838)

Total revenues	1,574,652	1,271,619	1,022,466	1,200,506	896,575

Expenses
Losses and loss expenses and life policy benefits	574,228	458,898	518,899	718,871	751,961
Acquisition costs	232,475	181,689	199,968	233,660	232,814
Other operating expenses	102,224	98,468	83,594	89,053	86,939
Interest expense	6,161	6,335	9,146	12,541	11,877
Net foreign exchange losses (gains)	961	1,202	3,349	(14,041)	4,597

Total expenses	916,049	746,592	814,956	1,040,084	1,088,188

Income (loss) before taxes and interest in earnings (losses) of equity investments	658,603	525,027	207,510	160,422	(191,613)
Income tax expense (benefit)	93,433	56,954	59,812	59,910	(39,508)
Interest in earnings (losses) of equity investments	1,535	6,196	(6,177)	(5,222)	386

Net income (loss)	$566,705	$474,269	$141,521	$95,290	$(151,719)

Preferred dividends	$8,631	$8,631	$8,631	$8,631	$8,631

Operating earnings available to common shareholders	$282,064	$179,290	$155,742	$53,931	$121,331

Comprehensive income (loss), net of tax	$605,974	$512,396	$112,645	$(45,437)	$(243,372)

Per Share Data:
Earnings (loss) per common share:
Basic operating earnings	$4.85	$3.17	$2.76	$0.97	$2.27
Net realized and unrealized investment gains (losses), net of tax	4.72	4.94	(1.32)	0.68	(5.27)
Net realized gain on purchase of capital efficient notes, net of tax	-	-	1.00	-	-
Interest in earnings (losses) of equity investments, net of tax	0.03	0.12	(0.09)	(0.09)	(0.01)

Basic net income (loss)	$9.60	$8.23	$2.35	$1.56	$(3.01)

Weighted average number of common shares outstanding	58,118.2	56,609.8	56,511.2	55,521.6	53,339.9

Diluted operating earnings	$4.77	$3.12	$2.72	$0.95	$2.27
Net realized and unrealized investment gains (losses), net of tax	4.64	4.86	(1.30)	0.67	(5.27)
Net realized gain on purchase of capital efficient notes, net of tax	-	-	0.99	-	-
Interest in earnings (losses) of equity investments, net of tax	0.03	0.12	(0.09)	(0.09)	(0.01)

Diluted net income (loss)	$9.44	$8.10	$2.32	$1.53	$(3.01)

Weighted average number of common and common share equivalents outstanding	59,128.5	57,469.0	57,320.3	56,602.1	53,339.9

PartnerRe Ltd.

Consolidated Income Statements

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	For the nine months ended		For the year ended
	September 30, 2009	September 30, 2008	December 31, 2008	December 31, 2007

Revenues
Gross premiums written	$3,080,243	$3,276,079	$4,028,248	$3,810,164

Net premiums written	$3,044,264	$3,237,027	$3,989,435	$3,757,109
(Increase) decrease in unearned premiums	(260,994)	(293,275)	(61,411)	20,362

Net premiums earned	2,783,270	2,943,752	3,928,024	3,777,471
Net investment income	414,071	428,642	572,964	523,259
Net realized and unrealized investment gains (losses) (1)	566,643	(595,327)	(531,360)	(72,492)
Net realized gain on purchase of capital efficient notes	88,427	-	-	-
Other income (loss)	16,327	2,390	10,335	(17,479)

Total revenues	3,868,738	2,779,457	3,979,963	4,210,759

Expenses
Losses and loss expenses and life policy benefits	1,552,025	1,890,349	2,609,220	2,082,461
Acquisition costs	614,133	665,222	898,882	849,715
Other operating expenses	284,286	275,956	365,009	326,486
Interest expense	21,643	38,687	51,228	54,017
Net foreign exchange losses (gains)	5,511	7,820	(6,221)	15,552

Total expenses	2,477,598	2,878,034	3,918,118	3,328,231

Income (loss) before taxes and interest in earnings (losses) of equity investments	1,391,140	(98,577)	61,845	882,528
Income tax expense (benefit)	210,198	(50,205)	9,705	81,748
Interest in earnings (losses) of equity investments	1,552	(351)	(5,573)	(82,968)

Net income (loss)	$1,182,494	$(48,723)	$46,567	$717,812

Preferred dividends	$25,894	$25,894	$34,525	$34,525

Operating earnings available to common shareholders	$617,097	$415,373	$469,304	$822,442

Comprehensive income (loss), net of tax	$1,231,014	$(68,477)	$(113,914)	$888,692

Per Share Data:
Earnings (loss) per common share:
Basic operating earnings	$10.81	$7.70	$8.64	$14.66
Net realized and unrealized investment gains (losses), net of tax (1)	8.40	(9.10)	(8.35)	(1.00)
Net realized gain on purchase of capital efficient notes, net of tax	1.00	-	-	-
Interest in earnings (losses) of equity investments, net of tax	0.05	0.02	(0.07)	(1.48)

Basic net income (loss)	$20.26	$(1.38)	$0.22	$12.18

Weighted average number of common shares outstanding	57,085.6	53,952.7	54,347.1	56,104.4
Diluted operating earnings	$10.64	$7.70	$8.43	$14.29
Net realized and unrealized investment gains (losses), net of tax (1)	8.27	(9.10)	(8.15)	(0.98)
Net realized gain on purchase of capital efficient notes, net of tax	0.98	-	-	-
Interest in earnings (losses) of equity investments, net of tax	0.06	0.02	(0.06)	(1.44)

Diluted net income (loss)	$19.95	$(1.38)	$0.22	$11.87

Weighted average number of common and common share equivalents outstanding	57,978.5	53,952.7	55,639.6	57,557.9

(1)	Effective January 1, 2008, net realized and unrealized investment gains (losses) include both realized and unrealized gains (losses) on investments.

Prior to this date, net realized and unrealized investment gains (losses) included realized gains (losses) on investments and other-than-temporary impairment charges.

PartnerRe Ltd.

Condensed Consolidated Balance Sheets

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	September 30, 2009		June 30, 2009		March 31, 2009		December 31, 2008		September 30, 2008		December 31, 2007		December 31, 2006
Assets
Total investments	$12,285,816		$11,453,886		$10,830,252		$10,886,391		$10,859,773		$10,917,341		$9,689,937
Cash and cash equivalents	772,250		616,290		571,638		838,280		675,594		654,895		988,788
Accrued investment income	167,902		184,925		170,693		169,103		154,551		176,386		157,923
Reinsurance balances receivable	1,977,265		2,051,940		2,125,796		1,719,694		1,871,981		1,449,702		1,573,566
Funds held by reinsured companies	851,932		827,457		753,187		786,422		893,583		1,083,036		1,002,402
Deferred acquisition costs	646,341		673,685		659,012		617,121		690,145		641,818		542,698
Other assets	1,058,140		1,165,888		1,164,196		1,262,309		1,362,712		1,226,318		1,078,198

Total assets	$17,759,646		$16,974,071		$16,274,774		$16,279,320		$16,508,339		$16,149,496		$15,033,512

Liabilities
Unpaid losses and loss expenses	$7,558,318		$7,396,600		$7,393,205		$7,510,666		$7,484,625		$7,231,436		$6,870,785
Policy benefits for life and annuity contracts	1,580,380		1,546,779		1,421,420		1,432,015		1,526,275		1,541,687		1,430,691
Unearned premiums	1,594,274		1,771,401		1,706,598		1,273,787		1,555,263		1,267,873		1,215,624
Other reinsurance balances payable	216,537		237,397		217,335		209,007		192,219		156,055		154,367
Debt obligations	520,989		520,989		520,989		907,605		907,605		877,605		877,605
Other liabilities	844,594		733,227		733,160		747,132		757,666		753,283		698,593

Total liabilities	12,315,092		12,206,393		11,992,707		12,080,212		12,423,653		11,827,939		11,247,665
Total shareholders’ equity	5,444,554		4,767,678		4,282,067		4,199,108		4,084,686		4,321,557		3,785,847

Total liabilities and shareholders’ equity	$17,759,646		$16,974,071		$16,274,774		$16,279,320		$16,508,339		$16,149,496		$15,033,512

Shareholders’ Equity Per Common Share (excluding cumulative preferred shares)	$84.51		$74.97		$66.49		$65.17		$66.91		$70.07		$57.22

Diluted Book Value Per Common and Common Share Equivalents Outstanding (assuming exercise of all stock-based awards)	$83.07		$73.85		$65.55		$63.95		$65.38		$67.96		$56.07

Number of Common and Common Share Equivalents Outstanding	59,281.8		57,514.3		57,388.2		57,533.9		54,519.3		55,936.4		58,248.8

Capital Structure:
Long-term debt	$-	-%	$200,000	4%	$200,000	4%	$200,000	4%	$400,000	8%	$620,000	12%	$620,000	13%
Senior notes(1)	250,000	4	250,000	5	250,000	5	250,000	5	250,000	5	-	-	-	-
Capital efficient notes(2)	63,384	1	63,384	1	63,384	1	250,000	5	250,000	5	250,000	5	250,000	6
6.75% Series C cumulative preferred shares, aggregate liquidation	290,000	5	290,000	6	290,000	6	290,000	6	290,000	6	290,000	6	290,000	6
6.5% Series D cumulative preferred shares, aggregate liquidation	230,000	4	230,000	4	230,000	5	230,000	5	230,000	5	230,000	4	230,000	5
Common shareholders’ equity	4,924,554	86	4,247,678	80	3,762,067	79	3,679,108	75	3,564,686	71	3,801,557	73	3,265,847	70

Total Capital	$5,757,938	100%	$5,281,062	100%	$4,795,451	100%	$4,899,108	100%	$4,984,686	100%	$5,191,557	100%	$4,655,847	100%

(1)	PartnerRe Finance A LLC, the issuer of the senior notes, does not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $250.0 million on its Condensed Consolidated Balance Sheets.
(2)	PartnerRe Finance II, the issuer of the capital efficient notes, does not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $71.0 million as at September 30, 2009, June 30, 2009 and March 31, 2009 and $257.6 million for all other Condensed Consolidated Balance Sheet dates presented.

PartnerRe Ltd.

Condensed Consolidated Statements of Cash Flows

(Expressed in millions of U.S. dollars)

(Unaudited)

	For the three months ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Net cash provided by operating activities:

Underwriting operations	$168	$37	$147	$153	$190

Investment income	169	136	131	125	187

Taxes and foreign exchange	10	1	(24)	(10)	(5)

Net cash provided by operating activities	$347	$174	$254	$268	$372

Net cash provided by operating activities	$347	$174	$254	$268	$372

Net cash used in investing activities	(169)	(110)	(180)	(254)	(73)

Net cash (used in) provided by financing activities	(30)	(33)	(329)	162	(89)

Effect of foreign exchange rate changes on cash	8	13	(11)	(14)	(14)

Increase (decrease) in cash and cash equivalents	156	44	(266)	162	196

Cash and cash equivalents - beginning of period	616	572	838	676	480

Cash and cash equivalents - end of period	$772	$616	$572	$838	$676

PartnerRe Ltd.

Condensed Consolidated Statements of Cash Flows

(Expressed in millions of U.S. dollars)

(Unaudited)

	For the nine months ended		For the year ended
	September 30, 2009	September 30, 2008	December 31, 2008	December 31, 2007

Net cash provided by operating activities:

Underwriting operations	$352	$451	$604	$650

Investment income	436	455	580	515

Taxes and foreign exchange	(13)	(15)	(25)	(66)

Cash flow from operations	775	891	1,159	1,099

Sales of trading securities (1)	-	-	-	128

Net cash provided by operating activities as published	$775	$891	$1,159	$1,227

Net cash provided by operating activities	$775	$891	$1,159	$1,227

Net cash used in investing activities (1)	(459)	(690)	(944)	(1,193)

Net cash used in financing activities	(392)	(164)	(2)	(379)

Effect of foreign exchange rate changes on cash	10	(16)	(30)	11

(Decrease) increase in cash and cash equivalents	(66)	21	183	(334)

Cash and cash equivalents - beginning of period	838	655	655	989

Cash and cash equivalents - end of period	$772	$676	$838	$655

(1)	Effective January 1, 2008, purchases and sales of trading securities are classified within investing activities.

PartnerRe Ltd.

Consolidated Statements of Comprehensive Income

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Net income (loss)	$566,705	$474,269	$141,521	$95,290	$(151,719)

Change in net unrealized gains or losses on investments, net of tax	(164)	(9)	1,138	76	(146)
Change in currency translation adjustment	40,121	38,922	(31,200)	(128,163)	(91,732)
Change in unfunded pension obligation, net of tax	(688)	(786)	1,186	(12,640)	225

Comprehensive income (loss)	$605,974	$512,396	$112,645	$(45,437)	$(243,372)

	For the nine months ended		For the year ended
	September 30, 2009	September 30, 2008	December 31, 2008	December 31, 2007
Net income (loss)	$1,182,494	$(48,723)	$46,567	$717,812
Change in net unrealized gains or losses on investments, net of tax	965	15,081	15,157	37,834
Change in currency translation adjustment	47,843	(34,726)	(162,889)	129,043
Change in unfunded pension obligation, net of tax	(288)	(109)	(12,749)	4,003

Comprehensive income (loss)	$1,231,014	$(68,477)	$(113,914)	$888,692

PartnerRe Ltd.

Segment Information

(in millions of U.S. dollars)

(Unaudited)

For the three months ended September 30, 2009

	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$279	$125	$284	$47	$735	$157	$2	$894

Net premiums written	$279	$124	$283	$47	$733	$157	$2	$892
Decrease in unearned premiums	33	36	12	112	193	3	2	198

Net premiums earned	$312	$160	$295	$159	$926	$160	$4	$1,090
Losses and loss expenses and life policy benefits	(171)	(84)	(195)	(9)	(459)	(115)	-	(574)
Acquisition costs	(80)	(39)	(73)	(12)	(204)	(28)	-	(232)

Technical result	$61	$37	$27	$138	$263	$17	$4	$284

Other income					5	-	3	8
Other operating expenses					(61)	(13)	(28)	(102)

Underwriting result					$207	$4	n/a	$190

Net investment income						16	129	145

Allocated underwriting result (1)						$20	n/a	n/a

Net realized and unrealized investment gains							330	330
Interest expense							(6)	(6)
Net foreign exchange losses							(1)	(1)
Income tax expense							(93)	(93)
Interest in earnings of equity investments							2	2

Net income							n/a	$567

Loss ratio (2)	54.9%	52.2%	66.1%	5.6%	49.5%
Acquisition ratio (3)	25.7	24.5	24.8	7.4	22.0

Technical ratio (4)	80.6%	76.7%	90.9%	13.0%	71.5%
Other operating expense ratio (5)					6.6

Combined ratio (6)					78.1%

(1)	Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other operating expenses.
(2)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(3)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(4)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(5)	Other operating expense ratio is obtained by dividing other operating expenses by net premiums earned.
(6)	Combined ratio is defined as the sum of the technical ratio and the other operating expense ratio.

PartnerRe Ltd.

Segment Information

(in millions of U.S. dollars)

(Unaudited)

For the three months ended September 30, 2008

	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$263	$137	$276	$48	$724	$140	$5	$869

Net premiums written	$264	$137	$274	$48	$723	$141	$5	$869
Decrease in unearned premiums	12	58	16	111	197	8	5	210

Net premiums earned	$276	$195	$290	$159	$920	$149	$10	$1,079
Losses and loss expenses and life policy benefits	(212)	(98)	(185)	(128)	(623)	(114)	(15)	(752)
Acquisition costs	(67)	(47)	(72)	(14)	(200)	(32)	(1)	(233)

Technical result	$(3)	$50	$33	$17	$97	$3	$(6)	$94

Other (loss) income					(5)	-	1	(4)
Other operating expenses					(55)	(11)	(21)	(87)

Underwriting result					$37	$(8)	n/a	$3

Net investment income						17	129	146

Allocated underwriting result (1)						$9	n/a	n/a

Net realized and unrealized investment losses							(324)	(324)
Interest expense							(12)	(12)
Net foreign exchange losses							(5)	(5)
Income tax benefit							40	40
Interest in earnings of equity investments							-	-

Net loss							n/a	$(152)

Loss ratio (2)	76.9%	50.3%	63.8%	80.8%	67.8%
Acquisition ratio (3)	24.2	24.2	24.8	8.7	21.7

Technical ratio (4)	101.1%	74.5%	88.6%	89.5%	89.5%
Other operating expense ratio (5)					6.0

Combined ratio (6)					95.5%

PartnerRe Ltd.

Segment Information

(in millions of U.S. dollars)

(Unaudited)

For the nine months ended September 30, 2009

	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$840	$544	$875	$376	$2,635	$438	$7	$3,080

Net premiums written	$841	$541	$846	$376	$2,604	$433	$7	$3,044
Increase in unearned premiums	(29)	(63)	(72)	(86)	(250)	(10)	(1)	(261)

Net premiums earned	$812	$478	$774	$290	$2,354	$423	$6	$2,783
Losses and loss expenses and life policy benefits	(498)	(241)	(504)	2	(1,241)	(313)	2	(1,552)
Acquisition costs	(206)	(119)	(183)	(23)	(531)	(83)	-	(614)

Technical result	$108	$118	$87	$269	$582	$27	$8	$617

Other income					9	2	5	16
Other operating expenses					(170)	(34)	(80)	(284)

Underwriting result					$421	$(5)	n/a	$349

Net investment income						46	368	414

Allocated underwriting result (1)						$41	n/a	n/a

Net realized and unrealized investment gains							567	567
Net realized gain on purchase of capital efficient notes							89	89
Interest expense							(22)	(22)
Net foreign exchange losses							(6)	(6)
Income tax expense							(210)	(210)
Interest in earnings of equity investments							1	1

Net income							n/a	$1,182

Loss ratio (2)	61.3%	50.5%	65.1%	(0.8)%	52.7%
Acquisition ratio (3)	25.4	24.8	23.7	8.1	22.6

Technical ratio (4)	86.7%	75.3%	88.8%	7.3%	75.3%
Other operating expense ratio (5)					7.2

Combined ratio (6)					82.5%

PartnerRe Ltd.

Segment Information

(in millions of U.S. dollars)

(Unaudited)

For the nine months ended September 30, 2008

	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$849	$645	$921	$391	$2,806	$453	$17	$3,276

Net premiums written	$841	$642	$898	$391	$2,772	$448	$17	$3,237
Increase in unearned premiums	(14)	(60)	(118)	(90)	(282)	(8)	(3)	(293)

Net premiums earned	$827	$582	$780	$301	$2,490	$440	$14	$2,944
Losses and loss expenses and life policy benefits	(610)	(332)	(476)	(111)	(1,529)	(347)	(15)	(1,891)
Acquisition costs	(198)	(147)	(201)	(27)	(573)	(91)	(1)	(665)

Technical result	$19	$103	$103	$163	$388	$2	$(2)	$388

Other (loss) income					(2)	-	4	2
Other operating expenses					(175)	(32)	(69)	(276)

Underwriting result					$211	$(30)	n/a	$114

Net investment income						51	378	429

Allocated underwriting result (1)						$21	n/a	n/a

Net realized and unrealized investment losses							(595)	(595)
Interest expense							(39)	(39)
Net foreign exchange losses							(8)	(8)
Income tax benefit							50	50
Interest in losses of equity investments							-	-

Net loss							n/a	$(49)

Loss ratio (2)	73.7%	57.1%	61.1%	36.6%	61.4%
Acquisition ratio (3)	23.9	25.2	25.7	9.1	23.0

Technical ratio (4)	97.6%	82.3%	86.8%	45.7%	84.4%
Other operating expense ratio (5)					7.0

Combined ratio (6)					91.4%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Non-life segment

	For the three months ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Net premiums written	$733	$724	$1,147	$620	$723

Net premiums earned	$926	$703	$724	$844	$920

Losses and loss expenses	(459)	(377)	(405)	(603)	(623)
Acquisition costs	(204)	(155)	(172)	(204)	(200)

Technical result	$263	$171	$147	$37	$97

Other income (loss)	5	1	3	6	(5)
Other operating expenses	(61)	(55)	(54)	(56)	(55)

Underwriting result	$207	$117	$96	$(13)	$37

Loss ratio (1)	49.5%	53.6%	55.9%	71.3%	67.8%
Acquisition ratio (2)	22.0	22.0	23.7	24.3	21.7

Technical ratio (3)	71.5%	75.6%	79.6%	95.6%	89.5%
Other operating expense ratio (4)	6.6	7.9	7.4	6.6	6.0

Combined ratio (5)	78.1%	83.5%	87.0%	102.2%	95.5%

(1)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(2)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(3)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(4)	Other operating expense ratio is obtained by dividing other operating expenses by net premiums earned.
(5)	Combined ratio is defined as the sum of the technical ratio and the other operating expense ratio.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Non-life segment

	For the nine months ended		For the year ended
	September 30, 2009	September 30, 2008	December 31, 2008	December 31, 2007

Net premiums written	$2,604	$2,772	$3,392	$3,185

Net premiums earned	$2,354	$2,490	$3,334	$3,203

Losses and loss expenses	(1,241)	(1,529)	(2,131)	(1,627)
Acquisition costs	(531)	(573)	(777)	(734)

Technical result	$582	$388	$426	$842

Other income (loss)	9	(2)	4	7
Other operating expenses	(170)	(175)	(231)	(214)

Underwriting result	$421	$211	$199	$635

Loss ratio (1)	52.7%	61.4%	63.9%	50.8%
Acquisition ratio (2)	22.6	23.0	23.3	22.9

Technical ratio (3)	75.3%	84.4%	87.2%	73.7%
Other operating expense ratio (4)	7.2	7.0	6.9	6.7

Combined ratio (5)	82.5%	91.4%	94.1%	80.4%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

U.S. sub-segment

	For the three months ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Net premiums written	$279	$249	$312	$223	$264

Net premiums earned	$312	$258	$241	$261	$276

Losses and loss expenses	(171)	(164)	(162)	(202)	(212)
Acquisition costs	(80)	(63)	(63)	(63)	(67)

Technical result	$61	$31	$16	$(4)	$(3)

Loss ratio (1)	54.9%	63.7%	66.9%	77.3%	76.9%
Acquisition ratio (2)	25.7	24.2	26.2	24.5	24.2

Technical ratio (3)	80.6%	87.9%	93.1%	101.8%	101.1%

Distribution of Net Premiums Written by Major Lines of Business:
Casualty	35%	39%	45%	40%	44%
Property	24	20	18	18	16
Agriculture	21	19	15	28	20
Motor	10	7	8	4	7
Multiline	4	3	10	2	6
Other	6	12	4	8	7

Total	100%	100%	100%	100%	100%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

U.S. sub-segment

	For the nine months ended		For the year ended
	September 30, 2009	September 30, 2008	December 31, 2008	December 31, 2007

Net premiums written	$841	$841	$1,064	$1,020

Net premiums earned	$812	$827	$1,088	$999

Losses and loss expenses	(498)	(610)	(812)	(608)
Acquisition costs	(206)	(198)	(261)	(241)

Technical result	$108	$19	$15	$150

Loss ratio (1)	61.3%	73.7%	74.6%	60.8%
Acquisition ratio (2)	25.4	23.9	24.0	24.1

Technical ratio (3)	86.7%	97.6%	98.6%	84.9%

Distribution of Net Premiums Written by Major Lines of Business:
Casualty	40%	47%	45%	50%
Property	21	14	15	14
Agriculture	18	22	23	12
Motor	8	5	5	7
Multiline	6	7	6	9
Other	7	5	6	8

Total	100%	100%	100%	100%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) P&C sub-segment

	For the three months ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Net premiums written	$124	$118	$299	$123	$137

Net premiums earned	$160	$161	$157	$215	$195

Losses and loss expenses	(84)	(83)	(75)	(122)	(98)
Acquisition costs	(39)	(38)	(41)	(51)	(47)

Technical result	$37	$40	$41	$42	$50

Loss ratio (1)	52.2%	51.5%	47.9%	56.6%	50.3%
Acquisition ratio (2)	24.5	23.7	26.0	23.8	24.2

Technical ratio (3)	76.7%	75.2%	73.9%	80.4%	74.5%

Distribution of Net Premiums Written by Major Lines of Business:
Property	74%	75%	66%	57%	60%
Motor	20	18	21	28	27
Casualty	6	7	13	15	13

Total	100%	100%	100%	100%	100%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) P&C sub-segment

	For the nine months ended		For the year ended
	September 30, 2009	September 30, 2008	December 31, 2008	December 31, 2007

Net premiums written	$541	$642	$765	$738

Net premiums earned	$478	$582	$797	$758

Losses and loss expenses	(241)	(332)	(454)	(523)
Acquisition costs	(119)	(147)	(198)	(191)

Technical result	$118	$103	$145	$44

Loss ratio (1)	50.5%	57.1%	56.9%	69.0%
Acquisition ratio (2)	24.8	25.2	24.9	25.2

Technical ratio (3)	75.3%	82.3%	81.8%	94.2%

Distribution of Net Premiums Written by Major Lines of Business:
Property	70%	63%	62%	68%
Motor	20	22	23	17
Casualty	10	15	15	15

Total	100%	100%	100%	100%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) Specialty sub-segment

	For the three months ended

	September 30,	June 30,	March 31,	December 31,	September 30,
	2009	2009	2009	2008	2008

Net premiums written	$283	$232	$331	$251	$274

Net premiums earned	$295	$232	$247	$266	$290

Losses and loss expenses	(195)	(152)	(157)	(245)	(185)
Acquisition costs	(73)	(50)	(60)	(80)	(72)

Technical result	$27	$30	$30	$(59)	$33

Loss ratio (1)	66.1%	65.5%	63.6%	92.0%	63.8%
Acquisition ratio (2)	24.8	21.5	24.4	30.1	24.8

Technical ratio (3)	90.9%	87.0%	88.0%	122.1%	88.6%

Distribution of Net Premiums Written by Major Lines of Business:
Aviation/Space	17%	17%	9%	22%	18%
Credit/Surety	15	13	14	22	21
Engineering	26	17	15	22	16
Energy	9	6	13	6	8
Marine	12	19	15	12	14
Specialty casualty	9	13	17	8	12
Specialty property	6	8	12	3	6
Other	6	7	5	5	5

Total	100%	100%	100%	100%	100%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) Specialty sub-segment

	For the nine months ended		For the year ended

	September 30, 2009	September 30, 2008	December 31, 2008	December 31, 2007

Net premiums written	$846	$898	$1,150	$1,026

Net premiums earned	$774	$780	$1,046	$1,006

Losses and loss expenses	(504)	(476)	(721)	(450)
Acquisition costs	(183)	(201)	(281)	(260)

Technical result	$87	$103	$44	$296

Loss ratio (1)	65.1%	61.1%	69.0%	44.7%
Acquisition ratio (2)	23.7	25.7	26.8	25.9

Technical ratio (3)	88.8%	86.8%	95.8%	70.6%

Distribution of Net Premiums Written by Major Lines of Business:
Aviation/Space	14%	15%	16%	17%
Credit/Surety	14	20	20	19
Engineering	19	17	19	20
Energy	10	7	7	7
Marine	15	13	13	13
Specialty casualty	13	15	13	12
Specialty property	9	9	8	8
Other	6	4	4	4

Total	100%	100%	100%	100%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Catastrophe sub-segment

	For the three months ended

	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Net premiums written	$47	$125	$205	$23	$48

Net premiums earned	$159	$52	$79	$102	$159

Losses and loss expenses	(9)	22	(11)	(34)	(128)
Acquisition costs	(12)	(4)	(8)	(10)	(14)

Technical result	$138	$70	$60	$58	$17

Loss ratio (1)	5.6%	(43.0)%	14.1%	33.4%	80.8%
Acquisition ratio (2)	7.4	7.9	9.6	9.4	8.7

Technical ratio (3)	13.0%	(35.1)%	23.7%	42.8%	89.5%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Catastrophe sub-segment

	For the nine months ended		For the year ended

	September 30, 2009	September 30, 2008	December 31, 2008	December 31, 2007

Net premiums written	$376	$391	$413	$401

Net premiums earned	$290	$301	$403	$440

Losses and loss expenses	2	(111)	(144)	(46)
Acquisition costs	(23)	(27)	(37)	(42)

Technical result	$269	$163	$222	$352

Loss ratio (1)	(0.8)%	36.6%	35.8%	10.5%
Acquisition ratio (2)	8.1	9.1	9.2	9.6

Technical ratio (3)	7.3%	45.7%	45.0%	20.1%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Life segment

	For the three months ended

	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Net premiums written	$157	$116	$160	$131	$141

Net premiums earned	$160	$123	$140	$136	$149

Life policy benefits	(115)	(85)	(113)	(116)	(114)
Acquisition costs	(28)	(27)	(28)	(29)	(32)

Technical result	$17	$11	$(1)	$(9)	$3

Other income	-	-	1	-	-
Other operating expenses	(13)	(11)	(10)	(11)	(11)

Underwriting result	$4	$-	$(10)	$(20)	$(8)

Net investment income	16	15	15	16	17

Allocated underwriting result (1)	$20	$15	$5	$(4)	$9

Distribution of Net Premiums Written by Major Lines of Business:
Mortality	79%	80%	86%	86%	86%
Longevity	17	15	10	11	11
Health	4	5	4	3	3

Total	100%	100%	100%	100%	100%

(1)	Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other operating expenses.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Life segment

	For the nine months ended		For the year ended

	September 30, 2009	September 30, 2008	December 31, 2008	December 31, 2007

Net premiums written	$433	$448	$579	$569

Net premiums earned	$423	$440	$576	$571

Life policy benefits	(313)	(347)	(463)	(455)
Acquisition costs	(83)	(91)	(120)	(116)

Technical result	$27	$2	$(7)	$-

Other income	2	-	-	-
Other operating expenses	(34)	(32)	(43)	(33)

Underwriting result	$(5)	$(30)	$(50)	$(33)

Net investment income	46	51	67	54

Allocated underwriting result (1)	$41	$21	$17	$21

Distribution of Net Premiums Written by Major Lines of Business:
Mortality	82%	86%	86%	82%
Longevity	14	11	11	15
Health	4	3	3	3

Total	100%	100%	100%	100%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Corporate and Other

	For the three months ended

	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Technical result	$4	$3	$1	$4	$(6)

Other income	3	2	1	2	1
Corporate expenses	(25)	(29)	(16)	(18)	(16)
Other operating expenses	(3)	(3)	(4)	(4)	(5)

Net investment income	129	121	118	128	129

Net realized and unrealized investment gains (losses)	330	307	(70)	64	(324)
Net realized gain on purchase of capital efficient notes	-	-	89	-	-
Interest expense	(6)	(6)	(9)	(13)	(12)
Net foreign exchange (losses) gains	(1)	(2)	(3)	14	(5)
Income tax (expense) benefit	(93)	(57)	(60)	(60)	40
Interest in earnings (losses) of equity investments	2	6	(6)	(5)	-

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Corporate and Other

	For the nine months ended		For the year ended

	September 30, 2009	September 30, 2008	December 31, 2008	December 31, 2007

Technical result	$8	$(2)	$1	$3

Other income (loss)	5	4	6	(24)
Corporate expenses	(70)	(57)	(75)	(67)
Other operating expenses	(10)	(12)	(16)	(13)

Net investment income	368	378	506	469

Net realized and unrealized investment gains (losses) (1)	567	(595)	(531)	(72)
Net realized gain on purchase of capital efficient notes	89	-	-	-
Interest expense	(22)	(39)	(51)	(54)
Net foreign exchange (losses) gains	(6)	(8)	6	(15)
Income tax (expense) benefit	(210)	50	(10)	(82)
Interest in earnings (losses) of equity investments	1	-	(5)	(83)

PartnerRe’s interest in ChannelRe’s net loss (2)	-	-	-	(93)

(1)	Effective January 1, 2008, net realized and unrealized investment gains (losses) include both realized and unrealized gains (losses) on investments. Prior to this date, net realized and unrealized investment gains (losses) included realized gains (losses) on investments and other-than-temporary impairment charges.
(2)	The 2007 period includes the Company’s share of ChannelRe Holdings’ net loss and a charge which represented the write-down of its total investment in ChannelRe Holdings due to anticipated unrealized mark-to-market losses on Channel Reinsurance Ltd’s credit derivative portfolio, which it expected to incur during the three months ended December 31, 2007, for a total of $92.8 million.

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended

	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Casualty	12%	13%	14%	14%	16%
Property	18	16	19	15	14
Motor	6	4	6	6	6
Multiline and other	2	3	3	2	3
Specialty
Agriculture	9	8	5	10	7
Aviation/Space	5	5	2	7	6
Catastrophe	5	15	16	3	6
Credit/Surety	6	5	5	9	8
Engineering	8	5	4	7	5
Energy	3	2	3	2	2
Marine	4	5	4	4	5
Specialty casualty	3	3	4	3	4
Specialty property	2	2	3	1	2
Life	17	14	12	17	16

	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Geography:
North America	42%	48%	38%	42%	44%
Europe	36	32	49	45	42
Latin America, Caribbean and Africa	15	9	7	9	9
Asia, Australia and New Zealand	7	11	6	4	5

	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Production Source:
Broker	73%	76%	69%	69%	71%
Direct	27	24	31	31	29

	100%	100%	100%	100%	100%

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the nine months ended		For the year ended

	September 30, 2009	September 30, 2008	December 31, 2008	December 31, 2007

Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Casualty	13%	15%	15%	17%
Property	18	16	16	17
Motor	6	6	6	5
Multiline and other	3	3	3	3
Specialty
Agriculture	7	7	7	4
Aviation/Space	4	4	5	5
Catastrophe	12	12	10	11
Credit/Surety	5	7	7	7
Engineering	5	5	5	5
Energy	3	2	2	2
Marine	4	3	4	4
Specialty casualty	4	4	4	3
Specialty property	2	2	2	2
Life	14	14	14	15

	100%	100%	100%	100%

Distribution of Gross Premiums Written by Geography:
North America	42%	41%	41%	42%
Europe	40	46	46	45
Latin America, Caribbean and Africa	10	7	8	7
Asia, Australia and New Zealand	8	6	5	6

	100%	100%	100%	100%

Distribution of Gross Premiums Written by Production Source:
Broker	72%	72%	71%	69%
Direct	28	28	29	31

	100%	100%	100%	100%

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended

	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Distribution of Gross Premiums Written by Treaty Type
Non-life sub-segment:

U.S.
Non-Proportional	26%	27%	45%	14%	32%
Proportional	74	73	55	86	68

Total	100%	100%	100%	100%	100%

Global (Non-U.S.) P&C
Non-Proportional	22%	16%	34%	6%	18%
Proportional	78	84	66	94	82

Total	100%	100%	100%	100%	100%

Global (Non-U.S.) Specialty
Non-Proportional	13%	21%	23%	7%	12%
Proportional	87	79	77	93	88

Total	100%	100%	100%	100%	100%

Catastrophe
Non-Proportional	98%	97%	99%	96%	97%
Proportional	2	3	1	4	3

Total	100%	100%	100%	100%	100%

Non-life total
Non-Proportional	25%	35%	45%	12%	26%
Proportional	75	65	55	88	74

Total	100%	100%	100%	100%	100%

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the nine months ended		For the year ended

	September 30, 2009	September 30, 2008	December 31, 2008	December 31, 2007

Distribution of Gross Premiums Written by Treaty Type
Non-life sub-segment:

U.S.
Non-Proportional	33%	36%	32%	37%
Proportional	67	64	68	63

Total	100%	100%	100%	100%

Global (Non-U.S.) P&C
Non-Proportional	27%	27%	24%	25%
Proportional	73	73	76	75

Total	100%	100%	100%	100%

Global (Non-U.S.) Specialty
Non-Proportional	19%	18%	15%	15%
Proportional	81	82	85	85

Total	100%	100%	100%	100%

Catastrophe
Non-Proportional	98%	97%	97%	99%
Proportional	2	3	3	1

Total	100%	100%	100%	100%

Non-life total
Non-Proportional	37%	37%	32%	35%
Proportional	63	63	68	65

Total	100%	100%	100%	100%

PartnerRe Ltd.

Investment Portfolio

(Expressed in millions of U.S. dollars)

(Unaudited)

	September 30, 2009(1)			June 30, 2009(1)			March 31, 2009(1)			December 31, 2008(1)			September 30, 2008(1)			December 31, 2007			December 31, 2006

Investments:
Fixed maturities
U.S. government	$630		5%	$754		6%	$881		8%	$836		7%	$614		6%	$1,217		11%	$1,000		10%
Government Sponsored Entities (GSEs)	72		1	68		1	80		1	95		1	249		2	328		3	358		4
U.S. municipalities	4		-	4		-	-		-	-		-	-		-	-		-	-		-
Other foreign governments	3,039		25	3,177		28	2,869		27	2,824		26	2,839		26	2,821		26	1,985		21
Corporates	4,502		37	3,860		34	3,392		31	3,413		31	3,286		30	2,861		26	2,341		24
Mortgage/asset-backed securities	3,005		24	2,894		25	3,058		28	3,014		28	2,787		26	2,272		21	2,152		22

Total fixed maturities	11,252		92	10,757		94	10,280		95	10,182		93	9,775		90	9,499		87	7,836		81
Short-term investments	49		-	64		-	69		1	117		1	114		1	97		1	134		1
Equities	865		7	527		5	426		4	513		5	858		8	872		8	1,015		11
Trading securities	-		-	-		-	-		-	-		-	-		-	399		4	600		6
Other invested assets	120		1	106		1	55		-	74		1	113		1	50		-	105		1

Total investments	$12,286		100%	$11,454		100%	$10,830		100%	$10,886		100%	$10,860		100%	$10,917		100%	$9,690		100%

Cash and cash equivalents	$772			$616			$572			$838			$676			$655			$989
Total investments and cash	13,058			12,070			11,402			11,724			11,536			11,572			10,679
Maturity distribution:
One year or less	$526		5%	$506		5%	$452		4%	$545		5%	$705		7%	$730		7%	$848		11%
More than one year through five years	4,402		39	4,342		40	3,697		36	3,649		35	3,528		36	3,444		36	2,610		33
More than five years through ten years	2,964		26	2,701		25	2,791		27	2,730		27	2,518		25	2,764		29	2,000		25
More than ten years	404		3	378		3	351		3	361		4	351		4	386		4	360		4

Subtotal	8,296		73	7,927		73	7,291		70	7,285		71	7,102		72	7,324		76	5,818		73
Mortgage/asset-backed securities	3,005		27	2,894		27	3,058		30	3,014		29	2,787		28	2,272		24	2,152		27

Total	$11,301		100%	$10,821		100%	$10,349		100%	$10,299		100%	$9,889		100%	$9,596		100%	$7,970		100%

Credit quality by market value:
AAA	51%			58%			62%			62%			59%			65%			65%
AA	7			6			6			5			8			7			5
A	26			21			19			19			17			12			14
BBB	12			12			10			11			12			12			11
Below Investment Grade/Unrated	4			3			3			3			4			4			5

	100%			100%			100%			100%			100%			100%			100%

Expected average duration	3.0	Yrs		3.0	Yrs		3.0	Yrs		3.1	Yrs		4.1	Yrs		3.9	Yrs		4.1	Yrs
Average yield to maturity at market	3.6%			4.3%			4.8%			5.2%			5.4%			4.7%			4.9%
Average credit quality	AA			AA			AA			AA			AA			AA			AA

(1)	Effective January 1, 2008, the Company reclassified its fixed maturities, short-term investments and equities from available-for-sale securities to trading securities.

PartnerRe Ltd.

Distribution of Corporate Bonds

(Expressed in thousands of U.S. dollars)

(Unaudited)

	September 30, 2009
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Invested Assets and Cash	Largest Single Issuer as a Percentage of Invested Assets and Cash
Distribution by sector - Corporate bonds
Finance	$1,383,025	30.7%	10.6%	1.0%
Consumer noncyclical	684,343	15.2	5.2	0.3
Communications	595,080	13.2	4.6	0.8
Utilities	343,022	7.6	2.6	0.2
Industrials	323,380	7.2	2.5	0.3
Catastrophe bonds	269,927	6.0	2.1	0.5
Consumer cyclical	238,740	5.3	1.8	0.2
Energy	228,871	5.1	1.8	0.2
Insurance	170,388	3.8	1.3	0.2
Materials	137,674	3.0	1.1	0.2
Technology	80,757	1.8	0.6	0.1
Real estate investment trusts	43,688	1.0	0.3	0.2
Diversified	3,576	0.1	-	-

Total Corporate bonds	$4,502,471	100.0%	34.5%

Finance sector - Corporate bonds
Banks	$520,848	11.6%	4.0%
Investment banking and brokerage	374,762	8.3	2.9
Financial services	221,696	4.9	1.7
Commercial and consumer finance	218,600	4.9	1.7
Other	47,119	1.0	0.3

Total finance sector - Corporate bonds	$1,383,025	30.7%	10.6%

Credit quality of finance sector - Corporate bonds	AAA	AA	A	BBB	Non-Investment Grade	Total
Banks	$39,532	$116,490	$322,365	$34,861	$7,600	$520,848
Investment banking and brokerage	22,768	-	345,116	6,878	-	374,762
Financial services	8,334	154,333	41,817	17,212	-	221,696
Commercial and consumer finance	-	-	126,676	85,910	6,014	218,600
Other	2,372	9,037	10,175	21,520	4,015	47,119

Total finance sector - Corporate bonds	$73,006	$279,860	$846,149	$166,381	$17,629	$1,383,025

% of total	5.3%	20.2%	61.2%	12.0%	1.3%	100.0%

Concentration of investment risk

The Top 10 corporate bond issuers account for 21.3% of the Company’s total corporate bonds. The single largest issuer accounts for 3.2% of the Company’s total corporate bonds.

PartnerRe Ltd.

Distribution of Equities

(Expressed in thousands of U.S. dollars)

(Unaudited)

	September 30, 2009
	Fair Value	Percentage to Total Fair Value of Equities	Percentage to Invested Assets and Cash	Largest Single Issuer as a Percentage of Invested Assets and Cash
Distribution by sector - Equities
Technology	$93,486	16.0%	0.7%	0.2%
Energy	85,107	14.6	0.6	0.2
Consumer noncyclical	81,690	14.0	0.6	0.1
Finance	76,946	13.2	0.6	-
Communications	66,532	11.4	0.5	0.1
Industrials	59,425	10.2	0.5	0.1
Consumer cyclical	51,554	8.8	0.4	-
Insurance	36,834	6.3	0.3	0.1
Materials	21,735	3.7	0.1	-
Real estate investment trusts	10,748	1.8	0.1	-

Total equities	$584,057	100.0%	4.4%

6% interest in PARIS RE Holdings Limited	113,762		0.9

Mutual funds and exchange traded funds (ETFs)
Funds holding fixed income securities	33,708		0.3
Funds and ETFs holding equities	133,617		1.0

Total equities	$865,144		6.6%

Concentration of investment risk

The single largest issuer is PARIS RE Holdings Limited which accounts for 13.1% of the Company’s total equities.

The single largest fund is a health care index fund, which accounts for 11.2% of the Company’s total equities.

Excluding equity securities held in mutual funds, exchange traded funds and PARIS RE Holdings Limited, the top 10 common stock issuers account for 27.3% of the Company’s total equities and the single largest issuer accounts for 5.0% of the Company’s total equities.

PartnerRe Ltd.

Distribution of Mortgage/Asset-Backed Securities

(Expressed in thousands of U.S. dollars)

(Unaudited)

Fixed Maturities - Mortgage/Asset-Backed Securities by type and by rating

	Rating at September 30, 2009

	GNMA	GSEs	AAA	AA	A	BBB	Non-Investment Grade	Total

U.S. Asset-Backed Securities	$-	$-	$269,462	$47,011	$35,608	$90,723	$100,054	$542,858
U.S. Collaterized Mortgage Obligations	-	13,469	-	-	-	-	-	13,469
U.S. Mortgage Backed Securities (MBS)	175,268	1,885,629	-	-	-	-	-	2,060,897
U.S. Commercial Mortgage Backed Securities (CMBS)	-	-	41,764	-	20,522	1,436	-	63,722
U.S. MBS Interest Only	-	44,009	-	-	-	-	-	44,009

Subtotal U.S. mortgage/asset-backed securities	$175,268	$1,943,107	$311,226	$47,011	$56,130	$92,159	$100,054	$2,724,955

Non-U.S. Asset-Backed Securities	$-	$-	$18,508	$9,358	$2,263	$-	$-	$30,129
Non-U.S. Collaterized Mortgage Obligations	-	-	105,628	5,258	-	491	-	111,377
Non-U.S. Commercial Mortgage Backed Securities (CMBS)	-	-	16,943	-	-	-	-	16,943
Non-U.S. Mortgage Backed Securities	-	-	118,925	-	-	2,976	-	121,901

Subtotal Non-U.S. mortgage/asset-backed securities	$-	$-	$260,004	$14,616	$2,263	$3,467	$-	$280,350

Total mortgage/asset-backed securities	$175,268	$1,943,107	$571,230	$61,627	$58,393	$95,626	$100,054	$3,005,305

Corporate Securities	-	72,200	-	-	-	-	-	72,200

Total	$175,268	$2,015,307	$571,230	$61,627	$58,393	$95,626	$100,054	$3,077,505

% of total	5.8%	65.5%	18.5%	2.0%	1.9%	3.1%	3.2%	100.0%

PartnerRe Ltd.

Other Invested Assets including Private Markets and Derivative Exposures

(Expressed in thousands of U.S. dollars)

(Unaudited)

Carrying and Notional Values of Private Markets Investments and Other Invested Assets

	September 30, 2009
	Investments	Fair Value of Derivatives	Carrying Value	Net Notional Amount of Derivatives	Total Net Exposures (1)
Private Markets Investments
Principal Finance - Investments	$26,047	$-	$26,047	$-	$26,047
Principal Finance - Derivative Exposure Assumed	-	(8,318)	(8,318)	232,415	224,097
Insurance-Linked Securities	-	(3,291)	(3,291)	61,156	57,865
Strategic Investments	120,587	-	120,587	-	120,587

Total other invested assets - Private Markets Exposure Assumed	146,634	(11,609)	135,025	293,571	428,596

Other Credit Derivatives - Exposure Assumed	-	519	519	5,000	5,519
Other Credit Derivatives - Protection Purchased	-	(1,030)	(1,030)	(208,770)	(209,800)

Other (2)	9,967	(24,200)	(14,233)

Total other invested assets	$156,601	$(36,320)	$120,281

(1)	The total net exposures originated in Private Markets are $1,078 million. In addition to the net exposures listed above of $429 million, the Company has the following other net exposures originated in Private Markets:
-

Principal Finance: $289 million of assets listed under Investments - Fixed Maturities, $2 million of limits on transactions that use reinsurance accounting and ($3) million of assets listed under Other Assets for a total exposure of $538 million.

-

Insurance-Linked Securities: $307 million of bonds listed under Investments - Fixed Maturities and $53 million of limits on transactions that use reinsurance accounting for a total exposure of $418 million.

-	Strategic Investments: ($2) million of futures included in Other and $3 million of assets listed under Cash and Other Assets for a total exposure of $122 million.
(2)	Other includes foreign currency and fixed income hedging instruments used to manage currency and duration exposure, respectively, and other miscellaneous invested assets.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Fixed maturities	$138,741	$132,017	$129,135	$134,729	$131,289
Short-term investments, cash and cash equivalents	2,694	1,287	1,902	3,795	4,099
Equities	3,408	3,533	3,096	6,534	7,366
Funds held and other	8,988	8,001	7,377	7,490	10,136
Investment expenses	(8,481)	(9,245)	(8,383)	(8,227)	(6,752)

Net investment income	$145,350	$135,593	$133,127	$144,321	$146,138

Net realized investment gains (losses) on fixed maturities and short-term investments (1)	$35,224	$8,048	$20,284	$12,883	$(91,845)
Net realized investment gains (losses) on equities	11,292	(61,760)	(41,408)	(126,362)	(57,681)
Net realized (losses) gains on other invested assets	(10,057)	15,998	16,308	28,305	(35,347)
Change in net unrealized (losses) gains on other invested assets	(26,906)	37,725	(20,047)	(10,933)	2,330
Change in net unrealized investment gains (losses) on fixed maturities subject to the fair value option	243,234	186,819	(48,371)	176,067	(97,577)
Change in net unrealized investment (losses) gains on short-term investments subject to the fair value option	(898)	(206)	(375)	1,915	(1,049)
Change in net unrealized investment gains (losses) on equities subject to the fair value option (2)	74,384	121,199	3,489	(14,052)	(56,280)
Net other realized and unrealized investment gains (losses)	3,953	(1,287)	-	(3,856)	13,265

Net realized and unrealized investment gains (losses)	$330,226	$306,536	$(70,120)	$63,967	$(324,184)

(1)	Net realized investment gains (losses) on fixed maturities and short-term investments includes a $95.1 million write-down of defaulted securities for the three months ended September 30, 2008.

(2)	Change in net unrealized investment gains (losses) on equities subject to the fair value option includes an $18.2 million unrealized gain on the Company’s equity holding of PARIS RE Holdings Limited for the three months ended September 30, 2009.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses) (1)

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the nine months ended		For the year ended
	September 30, 2009	September 30, 2008	December 31, 2008 (1)	December 31, 2007

Fixed maturities	$399,894	$380,021	$514,751	$421,672
Short-term investments, trading securities, cash and cash equivalents	5,883	15,089	18,884	55,618
Equities	10,037	22,881	29,415	36,383
Funds held and other	24,366	29,771	37,261	32,339
Investment expenses	(26,109)	(19,120)	(27,347)	(22,753)

Net investment income	$414,071	$428,642	$572,964	$523,259

Net realized investment gains (losses) on fixed maturities and short-term investments, excluding other-than-temporary impairments (2)	$63,556	$(28,959)	$(16,076)	$(16,842)
Net realized investment (losses) gains on equities, excluding other-than-temporary impairments	(91,876)	(104,119)	(230,481)	82,037
Other-than-temporary impairments	-	-	-	(124,997)
Net realized gains on trading securities	-	-	-	18,667
Change in net unrealized investment losses on trading securities	-	-	-	(31,308)
Net realized and unrealized investment losses on equity securities sold but not yet purchased	-	-	-	(9,398)
Net realized and unrealized gains on designated hedging activities	-	-	-	7,482
Net realized gains (losses) on other invested assets	22,249	(27,947)	358	10,408
Change in net unrealized (losses) gains on other invested assets	(9,228)	14,145	3,212	-
Change in net unrealized investment gains (losses) on fixed maturities subject to the fair value option	381,683	(326,927)	(150,860)	-
Change in net unrealized investment (losses) gains on short-term investments subject to the fair value option	(1,479)	(1,364)	551	-
Change in net unrealized investment gains (losses) on equities subject to the fair value option (3)	199,072	(130,582)	(144,634)	-
Net other realized and unrealized investment gains (losses)	2,666	10,426	6,570	(8,541)

Net realized and unrealized investment gains (losses)	$566,643	$(595,327)	$(531,360)	$(72,492)

(1)	On January 1, 2008, the Company elected the fair value option under then newly-issued U.S. GAAP guidance. For all periods prior to this election, unrealized gains and losses, net of tax, on available-for-sale securities were recorded as a component of accumulated other comprehensive income in the Consolidated Balance Sheets. Following the election, the Company’s available-for-sale securities were reclassified as trading securities and all changes in pre-tax unrealized investment gains and losses are now recorded in net realized and unrealized investment gains (losses) in the Consolidated Statements of Operations. Net investment income and net realized and unrealized investment gains and losses on securities previously classified as trading have been recorded within the related investments classification (fixed maturities or equities) beginning in 2008, and the change in net unrealized investment gains and losses on such securities are included in change in net unrealized investment gains and losses on securities subject to the fair value option.

(2)	Net realized investment gains (losses) on fixed maturities and short-term investments includes a $95.1 million write-down of defaulted securities for the nine months ended September 30, 2008 and the year ended December 31, 2008.

(3)	Change in net unrealized investment gains (losses) on equities subject to the fair value option includes an $18.2 million unrealized gain on the Company’s equity holding of PARIS RE Holdings Limited for the nine months ended September 30, 2009.

PartnerRe Ltd.

Analysis of Unpaid Losses and Loss Expenses

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the three months ended

	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Reconciliation of beginning and ending liability for unpaid losses and loss expenses:
Gross liability at beginning of period	$7,396,600	$7,393,205	$7,510,666	$7,484,625	$7,614,036
Reinsurance recoverable at beginning of period	(126,020)	(128,025)	(125,215)	(125,248)	(133,385)

Net liability at beginning of period	7,270,580	7,265,180	7,385,451	7,359,377	7,480,651
Net incurred losses related to:
Current year	581,607	516,512	505,497	670,595	740,948
Prior years	(122,786)	(142,909)	(99,583)	(68,080)	(102,505)

	458,821	373,603	405,914	602,515	638,443
Net losses paid (1)	(426,582)	(599,585)	(337,094)	(396,595)	(445,973)
Effects of foreign exchange rate changes	131,539	231,382	(189,091)	(179,846)	(313,744)

Net liability at end of period	7,434,358	7,270,580	7,265,180	7,385,451	7,359,377
Reinsurance recoverable at end of period	123,960	126,020	128,025	125,215	125,248

Gross liability at end of period	$7,558,318	$7,396,600	$7,393,205	$7,510,666	$7,484,625

Breakdown of gross liability at end of period:
Case reserves	$3,293,042	$3,241,898	$3,075,384	$3,107,780	$3,095,309
Additional case reserves	270,565	274,225	271,084	311,408	290,115
Incurred but not reported reserves	3,994,711	3,880,477	4,046,737	4,091,478	4,099,201

Gross liability at end of period	$7,558,318	$7,396,600	$7,393,205	$7,510,666	$7,484,625

Breakdown of gross liability at end of period by Non-life sub-segment:
U.S.	$2,754,789	$2,745,499	$2,859,266	$2,807,091	$2,707,225
Global (Non-U.S.) P&C	2,290,796	2,232,911	2,157,454	2,291,856	2,428,686
Global (Non-U.S.) Specialty	2,261,162	2,151,115	2,062,985	2,082,290	2,003,353
Catastrophe	251,571	267,075	313,500	329,429	345,361

Gross liability at end of period	$7,558,318	$7,396,600	$7,393,205	$7,510,666	$7,484,625

Unrecognized time value of non-life reserves	$853,155	$882,592	$738,705	$732,982	$1,046,590
Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	93.0%	160.5%	83.0%	65.8%	69.9%
Non-life paid losses to net premiums earned ratio	45.9%	85.3%	46.4%	46.8%	48.0%

(1)	The increase in paid losses for the three months ended June 30, 2009 compared to other periods is primarily due to the annual statement of account settlement for our U.S. agriculture business written in 2008. The three months ended June 30, 2009 and 2008 contain $157 million and $24 million, respectively, of paid losses related to the settlement of our U.S. agriculture business.

PartnerRe Ltd.

Analysis of Unpaid Losses and Loss Expenses

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the nine months ended		As at and for the year ended

	September 30, 2009	September 30, 2008	December 31, 2008	December 31, 2007

Reconciliation of beginning and ending liability for unpaid losses and loss expenses:

Gross liability at beginning of period	$7,510,666	$7,231,436	$7,231,436	$6,870,785
Reinsurance recoverable at beginning of period	(125,215)	(132,479)	(132,479)	(138,585)

Net liability at beginning of period	7,385,451	7,098,957	7,098,957	6,732,200

Net incurred losses related to:
Current year	1,603,616	1,893,579	2,564,174	2,041,752
Prior years	(365,278)	(349,856)	(417,936)	(414,043)

	1,238,338	1,543,723	2,146,238	1,627,709

Net losses paid (1)	(1,363,260)	(1,184,224)	(1,580,819)	(1,620,367)

Effects of foreign exchange rate changes	173,829	(99,079)	(278,925)	359,415

Net liability at end of period	7,434,358	7,359,377	7,385,451	7,098,957
Reinsurance recoverable at end of period	123,960	125,248	125,215	132,479

Gross liability at end of period	$7,558,318	$7,484,625	$7,510,666	$7,231,436

Breakdown of gross liability at end of period:
Case reserves	$3,293,042	$3,095,309	$3,107,780	$3,062,414
Additional case reserves	270,565	290,115	311,408	306,487
Incurred but not reported reserves	3,994,711	4,099,201	4,091,478	3,862,535

Gross liability at end of period	$7,558,318	$7,484,625	$7,510,666	$7,231,436

Breakdown of gross liability at end of period by Non-life sub-segment:
U.S.	$2,754,789	$2,707,225	$2,807,091	$2,515,820
Global (Non-U.S.) P&C	2,290,796	2,428,686	2,291,856	2,542,278
Global (Non-U.S.) Specialty	2,261,162	2,003,353	2,082,290	1,887,187
Catastrophe	251,571	345,361	329,429	286,151

Gross liability at end of period	$7,558,318	$7,484,625	$7,510,666	$7,231,436

Unrecognized time value of non-life reserves	$853,155	$1,046,590	$732,982	$1,121,912

Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	110.1%	76.7%	73.7%	99.6%
Non-life paid losses to net premiums earned ratio	57.8%	47.3%	47.2%	50.5%

(1)	The increase in paid losses for the nine months ended September 30, 2009 compared to the prior year period is primarily due to the annual statement of account settlement for our U.S. agriculture business written in 2008, which was primarily settled during the three months ended June 30, 2009. The nine months ended September 30, 2009 and 2008 contain $207 million and $81 million, respectively, of paid losses related to the settlement of our U.S. agriculture business.

PartnerRe Ltd.

Analysis of Policy Benefits for Life and Annuity Contracts

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the three months ended

	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Reconciliation of beginning and ending policy benefits for life and annuity contracts:

Gross liability at beginning of period	$1,546,779	$1,421,420	$1,432,015	$1,526,275	$1,641,389
Reinsurance recoverable at beginning of period	(22,090)	(22,341)	(24,102)	(31,968)	(40,163)

Net liability at beginning of period	1,524,689	1,399,079	1,407,913	1,494,307	1,601,226

Net incurred losses related to:
Current year	129,161	89,391	105,736	101,945	108,506
Prior years	(13,754)	(4,097)	7,249	14,411	5,012

	115,407	85,294	112,985	116,356	113,518

Net losses paid	(97,087)	(77,158)	(68,527)	(69,260)	(107,837)

Effects of foreign exchange rate changes	15,756	117,474	(53,292)	(133,490)	(112,600)

Net liability at end of period	1,558,765	1,524,689	1,399,079	1,407,913	1,494,307
Reinsurance recoverable at end of period	21,615	22,090	22,341	24,102	31,968

Gross liability at end of period	$1,580,380	$1,546,779	$1,421,420	$1,432,015	$1,526,275

PartnerRe Ltd.

Analysis of Policy Benefits for Life and Annuity Contracts

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the nine months ended		As at and for the year ended

	September 30, 2009	September 30, 2008	December 31, 2008	December 31, 2007

Reconciliation of beginning and ending policy benefits for life and annuity contracts:

Gross liability at beginning of period	$1,432,015	$1,541,687	$1,541,687	$1,430,691
Reinsurance recoverable at beginning of period	(24,102)	(43,098)	(43,098)	(42,542)

Net liability at beginning of period	1,407,913	1,498,589	1,498,589	1,388,149

Net incurred losses related to:
Current year	324,289	336,710	438,655	453,099
Prior years	(10,602)	9,916	24,327	1,653

	313,687	346,626	462,982	454,752

Net losses paid	(242,772)	(283,178)	(352,438)	(430,281)

Effects of foreign exchange rate changes	79,937	(67,730)	(201,220)	85,969

Net liability at end of period	1,558,765	1,494,307	1,407,913	1,498,589
Reinsurance recoverable at end of period	21,615	31,968	24,102	43,098

Gross liability at end of period	$1,580,380	$1,526,275	$1,432,015	$1,541,687

PartnerRe Ltd.

Reserve Development

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended

	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Prior year net favorable (adverse) reserve development:
Non-life segment:
U.S.	$42,662	$55,693	$21,460	$37,477	$16,221
Global (Non-U.S.) P&C	46,520	35,346	51,812	15,957	40,568
Global (Non-U.S.) Specialty	18,386	30,859	24,710	(4,013)	21,107
Catastrophe	15,218	21,011	1,601	18,659	24,609

Total Non-life net prior year reserve development	$122,786	$142,909	$99,583	$68,080	$102,505

Non-life segment:
Net prior year reserve development due to changes in premiums	$(11,318)	$16,635	$9,874	$(23,445)	$(7,862)
Net prior year reserve development due to all other factors (2)	134,104	126,274	89,709	91,525	110,367

Total Non-life net prior year reserve development	$122,786	$142,909	$99,583	$68,080	$102,505

Life segment:
Net prior year reserve development due to GMDB (1)	$14,267	$8,017	$(9,817)	$(16,900)	$(5,000)
Net prior year reserve development due to all other factors (2)	(513)	(3,920)	2,568	2,489	(12)

Total Life net prior year reserve development	$13,754	$4,097	$(7,249)	$(14,411)	$(5,012)

		For the nine months ended		For the year ended

		September 30, 2009	September 30, 2008	December 31, 2008	December 31, 2007

Prior year net favorable (adverse) reserve development:
Non-life segment:
U.S.		$119,816	$54,325	$91,801	$72,261
Global (Non-U.S.) P&C		133,678	150,077	166,034	96,976
Global (Non-U.S.) Specialty		73,955	85,851	81,839	202,130
Catastrophe		37,829	59,603	78,262	42,676

Total Non-life net prior year reserve development		$365,278	$349,856	$417,936	$414,043

Non-life segment:
Net prior year reserve development due to changes in premiums		$15,191	$15,986	$(7,460)	$4,425
Net prior year reserve development due to all other factors (2)		350,087	333,870	425,396	409,618

Total Non-life net prior year reserve development		$365,278	$349,856	$417,936	$414,043

Life segment:
Net prior year reserve development due to GMDB (1)		$12,467	$(16,199)	$(33,099)	$5,000
Net prior year reserve development due to all other factors (2)		(1,865)	6,283	8,772	(6,653)

Total Life net prior year reserve development		$10,602	$(9,916)	$(24,327)	$(1,653)

(1)	The guaranteed minimum death benefit (“GMDB”) reserves are sensitive to volatilty in certain referenced global equity markets. At September 30, 2009, a 10% increase in the referenced global equity market would have decreased reserves by approximately $9 million, while a 10% decrease in the referenced global equity market would have increased reserves by approximately $11 million.

(2)	Net prior year reserve development due to all other factors includes, but is not limited to loss experience, changes in assumptions and changes in methodology.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars except per share data)

(Unaudited)

	For the three months ended

	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Reconciliation of GAAP and non-GAAP measures:

Annualized return on beginning common shareholders’ equity (1) calculated with net income (loss) available to common shareholders	60.7%	50.6%	14.4%	9.1%	(16.9)%
Less:
Annualized net realized and unrealized investment gains (losses), net of tax, on beginning common shareholders’ equity (1)	29.8	30.4	(8.1)	3.9	(29.6)
Annualized net realized gain on purchase of capital efficient notes, net of tax, on beginning common shareholders’ equity (1)	-	-	6.2	-	-
Interest in earnings (losses) of equity investments, net of tax, on beginning common shareholders’ equity (1)	0.2	0.7	(0.6)	(0.5)	(0.1)

Annualized operating return on beginning common shareholders’ equity (1)	30.7%	19.5%	16.9%	5.7%	12.8%

Net income (loss)	$566,705	$474,269	$141,521	$95,290	$(151,719)
Less:
Net realized and unrealized investment gains (losses), net of tax	274,360	279,569	(74,478)	37,637	(281,129)
Net realized gain on purchase of capital efficient notes, net of tax	-	-	56,955	-	-
Interest in earnings (losses) of equity investments, net of tax	1,650	6,779	(5,329)	(4,909)	(552)
Dividends to preferred shareholders	8,631	8,631	8,631	8,631	8,631

Operating earnings available to common shareholders	$282,064	$179,290	$155,742	$53,931	$121,331

Per diluted share:
Net income (loss)	$9.44	$8.10	$2.32	$1.53	$(3.01)
Less:
Net realized and unrealized investment gains (losses), net of tax	4.64	4.86	(1.30)	0.67	(5.27)
Net realized gain on purchase of capital efficient notes, net of tax	-	-	0.99	-	-
Interest in earnings (losses) of equity investments, net of tax	0.03	0.12	(0.09)	(0.09)	(0.01)

Operating earnings	$4.77	$3.12	$2.72	$0.95	$2.27

(1)	Excluding cumulative preferred shares: 2009 and 2008, $520,000.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars except per share data)

(Unaudited)

	For the nine months ended		For the year ended

	September 30, 2009	September 30, 2008	December 31, 2008	December 31, 2007

Reconciliation of GAAP and non-GAAP measures:

Annualized return on beginning common shareholders’ equity (1) calculated with net income (loss) available to common shareholders	41.9%	(2.6)%	0.3%	20.9%
Less:
Annualized net realized and unrealized investment gains (losses), net of tax, on beginning common shareholders’ equity (1) (2)	17.4	(17.2)	(11.9)	(1.7)
Annualized net realized gain on purchase of capital efficient notes, net of tax, on beginning common shareholders’ equity (1)	2.0	-	-	-
Interest in earnings (losses) of equity investments, net of tax, on beginning common shareholders’ equity (1)	0.1	-	(0.1)	(2.6)

Annualized operating return on beginning common shareholders’ equity (1)	22.4%	14.6%	12.3%	25.2%

Net income (loss)	$1,182,494	$(48,723)	$46,567	$717,812
Less:
Net realized and unrealized investment gains (losses), net of tax (2)	479,449	(491,258)	(453,621)	(56,288)
Net realized gain on purchase of capital efficient notes, net of tax	56,955	-	-	-
Interest in earnings (losses) of equity investments, net of tax	3,099	1,268	(3,641)	(82,867)
Dividends to preferred shareholders	25,894	25,894	34,525	34,525

Operating earnings available to common shareholders	$617,097	$415,373	$469,304	$822,442

Per diluted share:
Net income (loss)	$19.95	$(1.38)	$0.22	$11.87
Less:
Net realized and unrealized investment gains (losses), net of tax (2)	8.27	(9.10)	(8.15)	(0.98)
Net realized gain on purchase of capital efficient notes, net of tax	0.98	-	-	-
Interest in earnings (losses) of equity investments, net of tax	0.06	0.02	(0.06)	(1.44)

Operating earnings	$10.64	$7.70	$8.43	$14.29

(1)	Excluding cumulative preferred shares: 2009, 2008 and 2007, $520,000.

(2)	Effective January 1, 2008, net realized and unrealized investment gains (losses) include both realized and unrealized gains (losses) on investments. Prior to this date, net realized and unrealized investment gains (losses) included realized gains (losses) on investments and other-than-temporary impairment charges.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	December 31, 2007	December 31, 2006

Reconciliation of GAAP and non-GAAP measures:

Shareholders’ equity	$5,444,554	$4,767,678	$4,282,067	$4,199,108	$4,084,686	$4,321,557	$3,785,847
Less:
6.75% Series C cumulative preferred shares, aggregate liquidation	290,000	290,000	290,000	290,000	290,000	290,000	290,000
6.5% Series D cumulative preferred shares, aggregate liquidation	230,000	230,000	230,000	230,000	230,000	230,000	230,000

Common shareholders’ equity	4,924,554	4,247,678	3,762,067	3,679,108	3,564,686	3,801,557	3,265,847

Less:
Net unrealized gains (losses) on fixed income securities, net of tax	287,261	79,341	(110,311)	(35,263)	(174,349)	71,958	(18,694)

Book value excluding net unrealized gains or losses on fixed income securities, net of tax	$4,637,293	$4,168,337	$3,872,378	$3,714,371	$3,739,035	$3,729,599	$3,284,541

Divided by:
Number of common and common share equivalents outstanding	59,281.8	57,514.3	57,388.2	57,533.9	54,519.3	55,936.4	58,248.8

Equals:
Diluted book value per common and common share equivalents outstanding excluding net unrealized gains or losses on fixed income securities, net of tax	$78.22	$72.47	$67.48	$64.56	$68.58	$66.68	$56.39

PartnerRe Ltd.

Diluted Book Value per Common Share - Treasury Stock Method (1)

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	December 31, 2007	December 31, 2006

Total shareholders’ equity	$5,444,554	$4,767,678	$4,282,067	$4,199,108	$4,084,686	$4,321,557	$3,785,847
Less: preferred shares	(520,000)	(520,000)	(520,000)	(520,000)	(520,000)	(520,000)	(520,000)

Common shareholders’ equity	$4,924,554	$4,247,678	$3,762,067	$3,679,108	$3,564,686	$3,801,557	$3,265,847

Basic common shares outstanding	58,271.5	56,655.1	56,579.1	56,453.3	53,275.9	54,250.5	57,076.3

Basic book value per common share	$84.51	$74.97	$66.49	$65.17	$66.91	$70.07	$57.22

Diluted book value per common share

Common shareholders’ equity	$4,924,554	$4,247,678	$3,762,067	$3,679,108	$3,564,686	$3,801,557	$3,265,847

Basic common shares outstanding	58,271.5	56,655.1	56,579.1	56,453.3	53,275.9	54,250.5	57,076.3
Add: Stock options and other	2,350.6	2,300.4	2,308.4	2,365.8	2,419.8	3,018.5	3,339.2
Add: Restricted stock units	728.4	731.5	741.7	751.0	751.5	680.6	397.6
Add: Forward sale contract	-	-	-	-	-	115.4	-
Less: Stock options and other bought back via treasury stock method	(2,068.7)	(2,172.7)	(2,241.0)	(2,036.2)	(1,927.9)	(2,128.6)	(2,564.3)

Diluted common and common share equivalents outstanding	59,281.8	57,514.3	57,388.2	57,533.9	54,519.3	55,936.4	58,248.8

Diluted book value per common share	$83.07	$73.85	$65.55	$63.95	$65.38	$67.96	$56.07

(1)	This method assumes that proceeds received upon exercise of options will be used to repurchase the Company’s common shares at the average market price. Unvested restricted stock and the dilutive impact of the Company’s forward sale contract, if any, are also added to determine the diluted common and common share equivalents outstanding.

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As of and for the three months ended September 30, 2009		As of and for the nine months ended September 30, 2009

	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity / diluted book value per common share at beginning of period	$4,248	$73.85	$3,679	$63.95

Technical result	284	4.81	617	10.64
Other operating expenses	(102)	(1.73)	(284)	(4.90)
Net investment income	145	2.46	414	7.14
Other, net	1	0.02	(11)	(0.19)
Operating income tax expense	(37)	(0.64)	(93)	(1.60)
Preferred dividends	(9)	(0.15)	(26)	(0.45)

Operating earnings	282	4.77	617	10.64

Net realized and unrealized investment gains, net of tax	274	4.64	479	8.27
Net realized gain on purchase of capital efficient notes, net of tax	-	-	57	0.98
Interest in earnings of equity investments, net of tax	2	0.03	3	0.06

Net income available to common shareholders	558	9.44	1,156	19.95

Common share dividends	(27)	(0.47)	(80)	(1.41)
Change in currency translation adjustment	40	0.67	48	0.83
Change in net unrealized gains or losses on investments, net of tax	-	-	1	0.02
Issuance of common shares, net	106	(0.22)	120	0.07
Other, net	-	(0.01)	1	-

Impact of change in number of common and common share equivalents outstanding	n/a	(0.19)	n/a	(0.34)

Common shareholders’ equity / diluted book value per common share at end of period	$4,925	$83.07	$4,925	$83.07

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As of and for the year ended December 31, 2008		As of and for the year ended December 31, 2007

	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity / diluted book value per common share at beginning of period	$3,802	$67.96	$3,266	$56.07

Technical result	420	7.55	845	14.69
Other operating expenses	(365)	(6.56)	(327)	(5.69)
Net investment income	573	10.30	523	9.09
Other, net	(35)	(0.63)	(86)	(1.50)
Operating income tax expense	(89)	(1.61)	(98)	(1.70)
Preferred dividends	(35)	(0.62)	(35)	(0.60)

Operating earnings	469	8.43	822	14.29

Net realized and unrealized investment losses, net of tax (1)	(453)	(8.15)	(56)	(0.98)
Interest in losses of equity investments, net of tax	(4)	(0.06)	(83)	(1.44)

Net income available to common shareholders	12	0.22	683	11.87

Common share dividends	(100)	(1.84)	(96)	(1.72)
Change in currency translation adjustment	(163)	(2.93)	129	2.24
Change in net unrealized gains or losses on investments, net of tax	15	0.27	38	0.66
Issuance (repurchase) of common shares, net	126	(0.42)	(213)	(0.98)
Other, net	(13)	(0.23)	(5)	(0.08)

Impact of change in number of common and common share equivalents outstanding	n/a	0.92	n/a	(0.10)

Common shareholders’ equity / diluted book value per common share at end of period	$3,679	$63.95	$3,802	$67.96

(1)	Effective January 1, 2008, net realized and unrealized investment gains (losses) include both realized and unrealized gains (losses) on investments. Prior to this date, net realized and unrealized investment gains (losses) included realized gains (losses) on investments and other-than-temporary impairment charges.